UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 25, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005 providing for the issuance of IXIS Real Estate Capital Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-07              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of IXIS Real Estate Capital Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3 pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Countrywide Home Loans Servicing LP and Saxon Mortgage Services, Inc., as Servicers, JPMorgan Chase Bank, N.A., as Master Servicer, Securities Adminstrator and Swap Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.

  On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    IXIS Real Estate Capital Trust 2005-HE3
    Mortgage Pass-Through Certificates,  Series 2005-HE3

        JPMORGAN CHASE BANK N.A., not in its individual capacity but solely as Master Servicer and Securities Adminstrator under the Agreement referred to herein

     By: /s/  Thomas Venusti
         --------------------------------------------
         Thomas Venusti
         Assistant Vice President

   Date: December 5, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                      IXIS Real Estate Capital Trust 2005-HE3
                         Statement To Certificateholders
                                November 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       212,182,000.00   204,935,051.57     9,761,555.08      747,799.46   10,509,354.54     0.00      0.00         195,173,496.49
A2       245,500,000.00   229,468,943.83    12,556,724.15      819,538.77   13,376,262.92     0.00      0.00         216,912,219.68
A3        83,000,000.00    83,000,000.00             0.00      305,722.43      305,722.43     0.00      0.00          83,000,000.00
A4        63,847,000.00    63,847,000.00             0.00      242,321.53      242,321.53     0.00      0.00          63,847,000.00
M1        29,555,000.00    29,554,999.99             0.00      114,971.00      114,971.00     0.00      0.00          29,554,999.99
M2        26,484,000.00    26,484,000.00             0.00      103,252.66      103,252.66     0.00      0.00          26,484,000.00
M3        15,353,000.00    15,353,000.00             0.00       60,120.86       60,120.86     0.00      0.00          15,353,000.00
M4        14,585,000.00    14,585,000.00             0.00       58,369.37       58,369.37     0.00      0.00          14,585,000.00
M5        13,050,000.00    13,050,000.00             0.00       52,675.78       52,675.78     0.00      0.00          13,050,000.00
M6        12,283,000.00    12,283,000.00             0.00       50,214.44       50,214.44     0.00      0.00          12,283,000.00
B1        10,747,000.00    10,747,000.00             0.00       48,284.63       48,284.63     0.00      0.00          10,747,000.00
B2         9,980,000.00     9,980,000.00             0.00       46,127.70       46,127.70     0.00      0.00           9,980,000.00
B3         5,757,000.00     5,757,000.00             0.00       28,938.92       28,938.92     0.00      0.00           5,757,000.00
B4         7,677,000.00     7,677,000.00             0.00       49,828.53       49,828.53     0.00      0.00           7,677,000.00
P                100.00           100.00             0.00      401,240.28      401,240.28     0.00      0.00                 100.00
R                  0.00             0.00             0.00            0.00            0.00     0.00      0.00                   0.00
TOTALS   750,000,100.00   726,722,095.39    22,318,279.23    3,129,406.36   25,447,685.59     0.00      0.00         704,403,816.16
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
X       17,655,990.00     17,655,990.00       0.00          1,252,332.29     1,252,332.29    0.00         0.00       17,655,990.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                       Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1     45071KCH5     965.84560222  46.00557578          3.52433034         49.52990612     919.84002644        A1     4.237500 %
A2     45071KBU7     934.70038220  51.14755255          3.33824346         54.48579601     883.55282965        A2     4.147500 %
A3     45071KBV5   1,000.00000000   0.00000000          3.68340277          3.68340277   1,000.00000000        A3     4.277500 %
A4     45071KBW3   1,000.00000000   0.00000000          3.79534716          3.79534716   1,000.00000000        A4     4.407500 %
M1     45071KBX1     999.99999966   0.00000000          3.89006936          3.89006936     999.99999966        M1     4.517500 %
M2     45071KBY9   1,000.00000000   0.00000000          3.89868071          3.89868071   1,000.00000000        M2     4.527500 %
M3     45071KBZ6   1,000.00000000   0.00000000          3.91590308          3.91590308   1,000.00000000        M3     4.547500 %
M4     45071KCA0   1,000.00000000   0.00000000          4.00201371          4.00201371   1,000.00000000        M4     4.647500 %
M5     45071KCB8   1,000.00000000   0.00000000          4.03645824          4.03645824   1,000.00000000        M5     4.687500 %
M6     45071KCC6   1,000.00000000   0.00000000          4.08812505          4.08812505   1,000.00000000        M6     4.747500 %
B1     45071KCD4   1,000.00000000   0.00000000          4.49284731          4.49284731   1,000.00000000        B1     5.217500 %
B2     45071KCE2   1,000.00000000   0.00000000          4.62201403          4.62201403   1,000.00000000        B2     5.367500 %
B3     45071KCF9   1,000.00000000   0.00000000          5.02673615          5.02673615   1,000.00000000        B3     5.837500 %
B4     45071KCG7   1,000.00000000   0.00000000          6.49062524          6.49062524   1,000.00000000        B4     6.209901 %
P      N/A         1,000.00000000   0.00000000  4,012,402.80000000  4,012,402.80000000   1,000.00000000        P      0.000000 %
TOTALS               968.96266466  29.75770167          4.17254126         33.93024293     939.20496299
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                        Beginning                                                       Ending             Class      Pass-thru
Class     CUSIP         Notional          Principal       Interest       Total          Notional                     Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
X          N/A        1,000.00000000       0.00000000     70.92959896    70.92959896    1,000.00000000        X       0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Subordinated Amount Reporting:
Sec. 4.03                 Subordinated Amount                                                                     17,656,090.07
Sec. 4.03                 Specified Subordinated Amount                                                           17,656,090.07
Sec. 4.03                 Subordinated  Deficiency Amount                                                         0.00
Sec. 4.03                 Overcollateralization Release Amount                                                    0.00
Sec. 4.03                 Monthly Excess Interest                                                                 1,261,108.71
Sec. 4.03                 Monthly Excess Cash Flow Amount                                                         1,261,108.71
Sec. 4.03                 Extra Principal Distribution Amount                                                     0.00

Class A1 Insurance Certificate Detail:
Sec. 4.03                 Class A1 Certificate Premium                                                            8,538.96
Sec. 4.03                 Class A1 Deficiency                                                                     0.00
Sec. 4.03                 Reimbursement Amount Paid in this distribution                                          0.00
Sec. 4.03                 Unpaid Reimbursement Amount                                                             0.00

Expense Fees Detail:
Sec. 4.03                 Securities Administrator and Master Servicer Fee                                        4,032.05
Sec. 4.03                 Servicing Fee                                                                           291,272.57

Advance Summary Detail:
Sec. 4.03                 Current PI Advances                                                                     1,586,376.24
                                                                   Group 1                                        457,482.36
                                                                   Group 2                                        1,128,893.88

Sec. 4.03                 Outstanding PI Advances                                                                 0.00
                                                                   Group 1                                        0.00
                                                                   Group 2                                        0.00

Collateral Summary Detail:
Sec. 4.03                 Beginning Collateral Balance                                                            744,378,085.46
                                                                   Group 1                                        262,607,739.02
                                                                   Group 2                                        481,770,346.44

Sec. 4.03                 Ending Collateral Balance                                                               722,059,806.23
                                                                   Group 1                                        252,846,183.94
                                                                   Group 2                                        469,213,622.29

Sec. 4.03                 Pre-Funded Amount Remaining                                                             45,304,487.45
                                                                   Group 1                                        15,933,379.82
                                                                   Group 2                                        29,371,107.63

Sec. 4.03                 Pre-Funded Amount Released                                                              19,388.28
                                                                   Group 1                                        2,157.35
                                                                   Group 2                                        17,230.93

Sec. 4.03                 Total Beginning Number of Loans                                                         4,055.00
                                                                   Group 1                                        1,703.00
                                                                   Group 2                                        2,352.00

Sec. 4.03                 Total Ending Number of Loans                                                            3,944.00
                                                                   Group 1                                        1,649.00
                                                                   Group 2                                        2,295.00

Sec. 4.03                 Weighted Average Gross Mortgage Rate Entire Deal                                        7.018009%
                          Group 1 Gross Weighted Average Mortgage Rate                                            6.979170%
                          Group 2 Gross Weighted Average Mortgage Rate                                            7.039180%

Sec. 4.03                 Weighted Average Net Mortgage Rate Entire Deal                                          6.541953%
                          Group 1 Weighted Average Net Mortgage Rate                                              6.503011%
                          Group 2 Weighted Average Net Mortgage Rate                                              6.563180%

Sec. 4.03                 Weighted Average Term to Maturity Entire Deal                                           20,324.21
                          Group 1 Weighted Average Term to Maturity                                               17,213.00
                          Group 2 Weighted Average Term to Maturity                                               22,000.00

Sec. 4.03                 Loans Delinquent
                                 Delinquency by Group
                                 Group  1
                                 Period                Number                      Principal Balance           Percentage
                                 0-30 days                           1,601           231,194,367.65            97.59 %
                                 31-60 days                             30             3,647,597.25            1.54 %
                                 61-90 days                              7               727,123.86            0.31 %
                                 91+days                                 0                     0.00            0.00 %
                                 Total                               1,638           235,569,088.76            99.43 %
                                 Delinquency by Group
                                 Group  2
                                 Period                Number                      Principal Balance           Percentage
                                 0-30 days                           2,182           423,591,264.15            96.31 %
                                 31-60 days                             81            12,088,401.67            2.75 %
                                 61-90 days                             19             2,538,597.20            0.58 %
                                 91+days                                 4               406,387.32            0.09 %
                                 Total                               2,286           438,624,650.34            99.72 %
                                 Delinquency Totals
                                 Group Totals
                                 Period                Number                      Principal Balance           Percentage
                                 0-30 days                           3,783           654,785,631.80            96.75 %
                                 31-60 days                            111            15,735,998.92            2.33 %
                                 61-90 days                             26             3,265,721.06            0.48 %
                                 91+days                                 4               406,387.32            0.06 %
                                 Total                               3,924           674,193,739.10            99.62 %

                          Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Sec. 4.03                 Outstanding Balance of Sixty Plus Day Delinquent                                           5,827,300.74

Sec. 4.03                 Loans in Foreclosure

                              Group 1 Foreclosure Reporting:
                          Number of Loans in Foreclosure 0 to 30 Days Delinquent                                     0.00
                          Balance of Loans in Foreclosure 0 to 30 Days Delinquent                                    0.00
                          Number of Loans in Foreclosure 31 to 60 Days Delinquent                                    0.00
                          Balance of Loans in Foreclosure 31 to 60 Days Delinquent                                   0.00
                          Number of Loans in Foreclosure 61 to 90 Days Delinquent                                    5.00
                          Balance of Loans in Foreclosure 61 to 90 Days Delinquent                                   663,397.98
                          Number of Loans in Foreclosure 91+ Days Delinquent                                         2.00
                          Balance of Loans in Foreclosure 91+ Days Delinquent                                        414,752.82
                              Group 2 Foreclosure Reporting:
                          Number of Loans in Foreclosure 0 to 30 Days Delinquent                                     0.00
                          Balance of Loans in Foreclosure 0 to 30 Days Delinquent                                    0.00
                          Number of Loans in Foreclosure 31 to 60 Days Delinquent                                    0.00
                          Balance of Loans in Foreclosure 31 to 60 Days Delinquent                                   0.00
                          Number of Loans in Foreclosure 61 to 90 Days Delinquent                                    1.00
                          Balance of Loans in Foreclosure 61 to 90 Days Delinquent                                   351,022.09
                          Number of Loans in Foreclosure 91+ Days Delinquent                                         4.00
                          Balance of Loans in Foreclosure 91+ Days Delinquent                                        389,035.40

                          Foreclosure by Group
                          Group                  Number of                Principal Balance          Percentage
                          Number                 Loans
                                1                          7               1,078,150.80                    0.46%
                                2                          5                 740,057.49                    0.17%
                          Total                           12               1,818,208.29                    0.27%

  Loan Level Forclosure - Schedule
  Group       Loan Number       Forclosure          Scheduled        Current Note     Original          Original LTV      Loan
  Number                          Date              Principal        Rate             Stated Term       Ratio (%)      Origination
                                                    Balance                                                               Date
    1    1000429332              6/1/2005          95,115.00         8.85000             360            85.00         1/14/2005
    1    231347                  7/1/2005         150,377.20         7.00000             360            79.99          2/9/2005
    1    231541                  6/1/2005         319,637.82         8.30000             360            84.73         2/18/2005
    1    3000007978              7/9/2005          45,459.88         8.50000             360            79.90          5/3/2005
    1    3000008575             7/17/2005         104,702.83         8.90000             360            87.40         5/12/2005
    1    313195                  7/1/2005          94,154.44         9.32500             360            89.81         3/14/2005
    1    4503030503              7/1/2005         268,703.63         7.99000             360            89.76         3/16/2005
    2    11422                   7/1/2005         351,022.09         8.99000             360            84.73          5/2/2005
    2    3000008065              6/2/2005          50,890.05        10.20000             360            84.93         4/27/2005
    2    3000008458             6/16/2005          53,474.22         9.80000             360            79.93         5/10/2005
    2    51890127                6/1/2005          97,931.13        11.15000             360            84.88         3/11/2005
    2    53098786                6/1/2005         186,740.00         7.60000             360            80.00         3/31/2005

Sec. 4.03                 Loans in Bankruptcy

                                         Group 1 Bankruptcy Reporting:
                          Number of Loans in Bankruptcy 0 to 30 Days Delinquent                                      2.00
                          Balance of Loans in Bankruptcy 0 to 30 Days Delinquent                                     166,293.31
                          Number of Loans in Bankruptcy 31 to 60 Days Delinquent                                     0.00
                          Balance of Loans in Bankruptcy 31 to 60 Days Delinquent                                    0.00
                          Number of Loans in Bankruptcy 61 to 90 Days Delinquent                                     2.00
                          Balance of Loans in Bankruptcy 61 to 90 Days Delinquent                                    99,271.25
                          Number of Loans in Bankruptcy 91+ Days Delinquent                                          0.00
                          Balance of Loans in Bankruptcy 91+ Days Delinquent                                         0.00

                                         Group 2 Bankruptcy Reporting:
                          Number of Loans in Bankruptcy 0 to 30 Days Delinquent                                      3.00
                          Balance of Loans in Bankruptcy 0 to 30 Days Delinquent                                     389,599.42
                          Number of Loans in Bankruptcy 31 to 60 Days Delinquent                                     0.00
                          Balance of Loans in Bankruptcy 31 to 60 Days Delinquent                                    0.00
                          Number of Loans in Bankruptcy 61 to 90 Days Delinquent                                     1.00
                          Balance of Loans in Bankruptcy 61 to 90 Days Delinquent                                    88,207.41
                          Number of Loans in Bankruptcy 91+ Days Delinquent                                          0.00
                          Balance of Loans in Bankruptcy 91+ Days Delinquent                                         0.00

                    Bankruptcy by Group
                    Group                      Number of                    Principal Balance                Percentage
                    Number                     Loans
                          1                              4                     265,564.56                          0.11%
                          2                              4                     477,806.83                          0.11%
                    Total                                8                     743,371.39                          0.11%

   Loan Level Bankruptcy - Schedule
   Group     Loan Number    Bankruptcy     Scheduled       Current Note    Original          Original LTV      Loan
   Number                   Date           Principal       Rate            Stated Term       Ratio (%)         Origination
                                           Balance                                                             Date
   1         174526          11/1/2005       96,293.87     8.50000              360            84.63            12/15/2004
   1         3000008019      10/1/2005       69,999.44     9.75000              360            89.87             4/25/2005
   1         3000008195       7/6/2005       85,307.25     9.99000              360            89.92             4/29/2005
   1         460593           7/1/2005       13,964.00    10.99000              180            19.97              3/7/2005
   2         1000425664       9/1/2005      123,315.32     7.30000              360            79.62             1/28/2005
   2         1002280686       9/1/2005       83,700.74     7.20000              360            79.94              6/3/2005
   2         18571           11/1/2005      182,583.36     6.90000              360            79.59             1/31/2005
   2         3000008044       7/2/2005       88,207.41    10.15000              360            84.93             4/26/2005

Sec. 4.03           Loans in REO
                         REO by Group
                         Group               Number of            Principal Balance            Percentage
                         Number              Loans
                               1                       0                   0.00                      0.00%
                               2                       0                   0.00                      0.00%
                         Total                         0                   0.00                      0.00%

                         Loan Level REO - Schedule
                         Group          Loan Number    REO Date         Schedule Principal
                         Number                                         Balance

                                                                        0.00

Sec. 4.03                 REO Book Value
                          Group 1                                                                                 0.00
                          Group 2                                                                                 0.00

Collections Summary:
     Principal Funds:
              Scheduled Principal Payments (Total)                                                                376,529.85
                                                                   Group 1                                        159,362.26
                                                                   Group 2                                        217,167.59

              Principal Prepayments (Total)                                                                       22,118,919.15
                                                                   Group 1                                        9,819,264.63
                                                                   Group 2                                        12,299,654.52

              Curtailments (Total)                                                                                -195,095.18
                                                                   Group 1                                        -217,667.18
                                                                   Group 2                                        22,572.00

              Curtailment Interest Adjustments (Total)                                                            -1,462.87
                                                                   Group 1                                        -1,561.98
                                                                   Group 2                                        99.11

              Repurchase Principal (Total)                                                                        0.00
                                                                   Group 1                                        0.00
                                                                   Group 2                                        0.00

              Substitution Amounts (Total)                                                                        0.00
                                                                   Group 1                                        0.00
                                                                   Group 2                                        0.00

              Net Liquidation Proceeds (Total)                                                                    0.00
                                                                   Group 1                                        0.00
                                                                   Group 2                                        0.00

              Other Principal Adjustments (Total)                                                                 0.00
                                                                   Group 1                                        0.00
                                                                   Group 2                                        0.00

     Interest Funds:

              Gross Interest                                                                                      4,353,376.79
                                                                   Group 1                                        1,527,319.95
                                                                   Group 2                                        2,826,056.84

              Servicing Fees                                                                                      291,272.57
                                                                   Group 1                                        102,780.08
                                                                   Group 2                                        188,492.49

              Securities Administrator and Master Servicer Fee                                                    4,032.05
                                                                   Group 1                                        1,422.46
                                                                   Group 2                                        2,609.59

Prepayment Penalties:
            Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                     73
                                                                 Group 1                                          38
                                                                 Group 2                                          35

            Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected                    13,724,816.29
                                                                 Group 1                                          6,889,645.19
                                                                 Group 2                                          6,835,171.10

            Amount of Prepayment Penalties Collected                                                              401,240.28
                                                                 Group 1                                          197,479.96
                                                                 Group 2                                          203,760.32

Principal Payoffs by Group occured in this Distribution
Group         Number of              Principal Balance           Percentage
Number        Loans

      1                54             9,819,264.63                     4.14%
      2                57            12,299,654.52                     2.80%
  Total                 111            22,118,919.15                     3.27%

                          Prepayment Rate Calculations
                          Constant Prepayment Rate (CPR)
                                      Group 1 - One Month CPR                                                      37.914831%
                                      Group 1 - Three Month Average CPR                                            23.879516%

                                      Group 2 - One Month CPR                                                      22.703290%
                                      Group 2 - Three Month Average CPR                                            13.902223%

                          Total Constant Prepayment Rate (CPR)
                                       One Month CPR                                                               15.
                                       Three Month Average CPR                                                     9.271626%

                          Loss Detail:

Realized Loss by Group

Group Number     Current Loss      Cumulative Loss     Ending Balance       Balance of               Net Liquidation
                                                                            Liquidated Loans         Proceeds
1                        0.00             0.00           236,912,804.12            0.00                     0.00
2                        0.00             0.00           439,842,514.66            0.00                     0.00


                          Group 1 Loss Reporting:
                          Number of Loans Liquidated                                                               0.00
                          Current Realized Losses Incurred                                                         0.00
                          Net Liquidation Proceeds                                                                 0.00
                          Loss Severity                                                                            0.000000%

                          Group 2 Loss Reporting:
                          Number of Loans Liquidated                                                               0.00
                          Current Realized Losses Incurred                                                         0.00
                          Net Liquidation Proceeds                                                                 0.00
                          Loss Severity                                                                            0.000000%

                          Total Loss Reporting:
                          Cumulative Number of Loans Liquidated                                                    0.00
                          Cumulative Realized Losses Incurred                                                      0.00
                          Cumulative Net Liquidation Proceeds                                                      0.00
                          Cumulative Loss Severity                                                                 0.000000%

Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

                          Default Rates
                          MDR (Monthly Default Rate)
                          Current MDR                                                                              0.000000%
                          3 Month Average MDR                                                                      0.000000%
                          12 Month Average MDR                                                                     0.000000%
                          Cummulative MDR                                                                          0.000000%
                          Average MDR Since Cut-Off                                                                0.000000%

                          CDR (Conditional Default Rate)
                          Current Conditional Default Rate                                                         0.000000%
                          3 Month Average CDR                                                                      0.000000%
                          12 Month Average CDR                                                                     0.000000%
                          Cummulative CDR                                                                          0.000000%
                          Average CDR Since Cut-Off                                                                0.000000%


Sec. 4.03                 Unpaid And Applied Realized Loss Amounts
                          Class M1 Unpaid Realized Loss Amount                                                     0.00
                          Class M1 Applied Realized Loss Amount                                                    0.00
                          Class M2 Unpaid Realized Loss Amount                                                     0.00
                          Class M2 Applied Realized Loss Amount                                                    0.00
                          Class M3 Unpaid Realized Loss Amount                                                     0.00
                          Class M3 Applied Realized Loss Amount                                                    0.00
                          Class M4 Unpaid Realized Loss Amount                                                     0.00
                          Class M4 Applied Realized Loss Amount                                                    0.00
                          Class M5 Unpaid Realized Loss Amount                                                     0.00
                          Class M5 Applied Realized Loss Amount                                                    0.00
                          Class M6 Unpaid Realized Loss Amount                                                     0.00
                          Class M6 Applied Realized Loss Amount                                                    0.00
                          Class B1 Unpaid Realized Loss Amount                                                     0.00
                          Class B1 Applied Realized Loss Amount                                                    0.00
                          Class B2 Unpaid Realized Loss Amount                                                     0.00
                          Class B2 Applied Realized Loss Amount                                                    0.00
                          Class B3 Unpaid Realized Loss Amount                                                     0.00
                          Class B3 Applied Realized Loss Amount                                                    0.00
                          Class B4 Unpaid Realized Loss Amount                                                     0.00
                          Class B4 Applied Realized Loss Amount                                                    0.00

Sec. 4.03                 Unpaid Interest
                          Class A1 Unpaid Interest Shortfall                                                       0.00
                          Class A2 Unpaid Interest Shortfall                                                       0.00
                          Class A3 Unpaid Interest Shortfall                                                       0.00
                          Class A4 Unpaid Interest Shortfall                                                       0.00
                          Class M1 Unpaid Interest Shortfall                                                       0.00
                          Class M2 Unpaid Interest Shortfall                                                       0.00
                          Class M3 Unpaid Interest Shortfall                                                       0.00
                          Class M4 Unpaid Interest Shortfall                                                       0.00
                          Class M5 Unpaid Interest Shortfall                                                       0.00
                          Class M6 Unpaid Interest Shortfall                                                       0.00
                          Class B1  Unpaid Interest Shortfall                                                      0.00
                          Class B2  Unpaid Interest Shortfall                                                      0.00
                          Class B3  Unpaid Interest Shortfall                                                      0.00
                          Class B4  Unpaid Interest Shortfall                                                      0.00
                          Class X Unpaid Interest Shortfall                                                        0.00

Sec. 4.03                 Current Period Relief Act/ Prepayment Interest Shortfalls                                0.00

                          Class A1 Interest Reduction                                                              0.00
                          Class A2 Interest Reduction                                                              0.00
                          Class A3 Interest Reduction                                                              0.00
                          Class A4 Interest Reduction                                                              0.00
                          Class M1  Interest Reduction                                                             0.00
                          Class M2 Interest Reduction                                                              0.00
                          Class M3 Interest Reduction                                                              0.00
                          Class M4  Interest Reduction                                                             0.00
                          Class M5 Interest Reduction                                                              0.00
                          Class B1  Interest Reduction                                                             0.00
                          Class M6 Interest Reduction                                                              0.00
                          Class B3  Interest Reduction                                                             0.00
                          Class B4  Interest Reduction                                                             0.00
                          Class X  Interest Reduction                                                              0.00


                          Trigger Event                                                                            NO
                          TEST I - Trigger Event Occurrence                                                        NO
                          (Is 3 Month Rolling Delinquency Percentage > 38% of of Senior Enhancement Percetage ?)
                          Delinquency Percentage                                                                   0.40005%
                          38% of of Senior Enhancement Percetage                                                   8.58469%
                          OR
                          TEST II - Trigger Event Occurrence                                                       NO
                          (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                          Cumulative Realized Losses as % of Original Loan Bal                                     0.00000%
                          Required Cumulative Loss %                                                               0.00000%


Sec. 4.03                 Available Funds
                          Available Funds                                                                          26,777,591.68
                          Interest Remittance Amount                                                               4,459,312.45
                          Principal Remittance Amount                                                              22,318,279.23

                          Extra Prefunding Paid to Group 1                                                         16,380,571.31
                          Extra Prefunding Paid to Group 2                                                         29,917,201.48


Class X Distributable Amount                                                                                       1,252,332.29

Subsequent Recoveries                                                                                              0.00
Basis Risk Shortfalls
                          Class A1 Aggregate Basis Risk Shortfall                                                  0.00
                          Class A2 Aggregate Basis Risk Shortfall                                                  0.00
                          Class A3 Aggregate Basis Risk Shortfall                                                  0.00
                          Class A4 Aggregate Basis Risk Shortfall                                                  0.00
                          Class M1 Aggregate Basis Risk Shortfall                                                  0.00
                          Class M2 Aggregate Basis Risk Shortfall                                                  0.00
                          Class M3 Aggregate Basis Risk Shortfall                                                  0.00
                          Class M4 Aggregate Basis Risk Shortfall                                                  0.00
                          Class M5 Aggregate Basis Risk Shortfall                                                  0.00
                          Class M6 Aggregate Basis Risk Shortfall                                                  0.00
                          Class B1 Aggregate Basis Risk Shortfall                                                  0.00
                          Class B2 Aggregate Basis Risk Shortfall                                                  0.00
                          Class B3 Aggregate Basis Risk Shortfall                                                  0.00
                          Class B4 Aggregate Basis Risk Shortfall                                                  8,776.42

Basis Risk Shortfalls Repaid this Period
                          Class A1 Basis Risk Shortfalls Repaid this Period this Period                            0.00
                          Class A2 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class A3 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class A4 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class M1 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class M2 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class M3 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class M4 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class M5 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class M6 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class B1 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class B2 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class B3 Basis Risk Shortfalls Repaid this Period                                        0.00
                          Class B4 Basis Risk Shortfalls Repaid this Period                                        8,776.42

Excess Reserve Fund Account                                                                                        0.00

Swap Account:
                          Net Swap Payment Due                                                                     69,034.84
                          Net Swap Payment Paid                                                                    69,034.84
                          Net Swap Receipt Due                                                                     0.00

                          Beginning Balance                                                                        0.00
                          Additions to the Swap Account                                                            69,034.84
                          Withdrawals from the Swap Account                                                        69,034.84
                          Ending Balance                                                                           0.00

Capitalized Interest Account:
                          Beginning Balance                                                                        100.00
                          Additions to the Swap Account                                                            0.00
                          Withdrawals from the Swap Account                                                        100.00
                          Ending Balance                                                                           0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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